Developing Breakthrough Therapies for Rare Inflammatory Diseases www.CorbusPharma.com OTCQB: CRBP Exhibit 99.1

Forward-Looking Statements
This presentation contains certain forward-looking statements, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the
Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The
Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements.
These statements may be identified by the use of forward-looking expressions, including, but not limited to,
“expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Overview
• Corbus Pharma is focusing on rare, life-threatening, chronic inflammatory diseases
•
Lead drug Resunab™:  a first-in-class oral anti-inflammatory/fibrosis small molecule
• Acts to trigger natural pathway of inflammatory resolution (“off” switch for inflammation)
• Proven safe in Phase 1 + promising pre-clinical potency in multiple animal models
• Entering Phase 2 clinical trials  2015 in:
• Successful $10.3m private financing round (May 2014)
• Obtained multiple NIH grants
• IP protection until 2033 and potentially longer
• Commenced trading on OTC.QB in October 2014
3
• Cystic Fibrosis (CF)
• Systemic Sclerosis (SSc) also known as “Scleroderma”

Our Target Indications: Current & Future
Indication
Patient numbers
(USA)
Estimated
Market size
Current therapies
for inflammation
Drawbacks to current
therapies
Current lead indications:
Cystic Fibrosis 30,000 >$3B Steroids, ibuprofen Considerable side effects
Diffuse Systemic
Sclerosis
(Scleroderma)
50,000 >$2B
Steroids,
methotrexate
Side effects, poor efficacy
Potential future indications:
Dermatomyositis 13,000 >$1B Steroids, mAbs Side effects, poor efficacy
Lupus (SLE) 500,000-1.5MM >$3B Steroids, mAbs Side effects, poor efficacy
Idiopathic
Pulmonary Fibrosis
(IPF)
70,000 >$1B Pirfenidone
Limited efficacy
InterMune bought by Roche
for $8.5B (2014)
Other Chronic
Inflammatory
Diseases
10,000-100,000 >$10B
Steroids, NSAIDs
mAbs
Side effects, poor efficacy
4

Inflammation
“ON”
Pro-inflammatory
Mediators
(IL6, IL8, PGE2,
LTB4)
Immune cell
TGF-ß
CB2 receptor
Inflammation
“OFF”
Fibrosis
“ON”
Fibrosis
“OFF”
• CB2 receptor is present on immune cells and activated by endogenous mediators
• Activation of CB2 turns inflammation off (“inflammatory resolution”) by stimulating the production of anti-inflammatory Specialized Pro-resolving Mediators (SPMs)
• Chronic inflammation caused by imbalance between pro-inflammatory mediators and SPMs
• Resunab expected to be first CB2-binding anti-inflammatory drug to reach market
• Upstream of other approaches: potential for better safety and potency
CB2 Receptor: Turns inflammation “off”
Immune cell
5
COX
LOX
LXA
4
Specialized
Pro-resolving
Mediators
(Lipoxins, Resolvins,
etc)

Resunab
7
• Resunab: synthetic oral small-molecule CB2 agonist
• Designed to trigger the resolution of chronic inflammation with once or twice-a-day dosing
• Full manufacturing, drug supply, non-clinical safety & pharmacology package for Phase 2 programs
• Excellent clinical safety profile to date: two prior Phase 1 clinical trials (n=123)
• Preparing to launch two Phase 2 clinical studies in H1 2015

Resunab: Only CB2-Agonist Targeting Inflammation
Company Indication Brain penetration Status Affects CNS
Corbus Pharma Inflammation Minimal
Entering
Phase 2
No
AbbVie Pain Full Phase 1 Yes
Glenmark Pain Full Phase 1 Yes
Eli Lilly Knee pain Full Phase 2 Yes
AstraZeneca Post operative pain Full Phase 2 Yes
Resunab is the only CB2 drug that can be used to treat
inflammation because it does not target the brain
8

Cystic Fibrosis Targeting inflammation at the core of the disease 9

Antibiotics
Kalydeco
(for 6%) of
patients
Very limited
treatment
No treatment
Overview: Cystic Fibrosis
10
• Orphan disease (30,000 patients in USA, 75,000 WW)
• Average life expectancy of CF patients is approximately 40 years
• Inflammation at core of disease‘s morbidity and mortality (pulmonary fibrosis)
• Very high doses of steroids/ibuprofen effective but rarely used due to toxicity
• Need for safe, chronic anti-inflammatory drug is unmet and universally recognized
• Pharmacoeconomics support premium pricing (e.g. Kalydeco by Vertex priced at $320,000/yr)

TGF-
Lipoxin-A4
• Genetically linked to disease
•
• Absent in CF lungs
•
Resunab Dose (µM)
LXA
4
LXA
4
LXA
4
Resunab Dose (µM)
Mouse Peritonitis Model
Human PBMC (ex-vivo)
Human Synovial
Fibroblasts (ex-vivo)
Zurier et al., Vol. 23 May 2009 The FASEB Journal
11
Resunab
targets key CF inflammatory players
Replacement therapy effective in
animal models
Associated with worsening symptoms

Antibiotics:
Novartis
Gilead
Insmed
Savara
Potentiators/
Correctors:
Vertex
Pfizer
Novartis
Galapagos
Flatley Labs
mRNA:
ProQR
Shire
Other:
N30
PTC
Corbus Corbus
Corbus is uniquely positioned to treat
inflammation in CF
12
CFTR defect
Underlying
Inflammation
Infection
Fibrosis

Fibrosis-inducing agent (Bleomycin) administered to lungs
day 1 followed  by daily oral Resunab for 21 days
P<.004
Bleomycin+
Resunab
therapy
Bleomycin
Control
Gonzales et.al., Annals of Rheumatic Diseases, 2012. 71:1545-51
* Measured by hydroxyproline
Alveoli -air sacs
Resunab
Reduces Pulmonary
Fibrosis In Animal Models
Control Bleomycin Bleomycin
+
Resunab
(1mg/kg)
13
0
50
100
150
200
250
300
350

Resunab
Planned Cystic Fibrosis Phase 2 Trial

Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016
Protocol filed with FDA
X
Study launches
X
First patient dosed
X
Study duration
X X X X X X
Last patient dosed
X
Study data released
X
Double blind randomized placebo control study in the US and EU
Primary endpoints: Safety/tolerability
Secondary endpoints: Pharmacokinetics and efficacy (FEV1, Lung Clearance Index, CFQ-R Respiratory
Domain)
Exploratory endpoints: Metabolipidomic profile for MOA, biomarkers of disease activity in blood and sputum, biomarkers of inflammation, and microbiota in the lungs
Patient number: 70 adults with CF in
~
20 sites US & EU
Treatment duration: 3 months + 1 month follow-up
Dose response: 1 mg/day, 5 mg/day, 20 mg/day and 2x20 mg/day

Diffuse Systemic Sclerosis (“Scleroderma”) Relief for a disease with no effective long-term therapy 15

Overview: Diffuse Cutaneous Systemic Sclerosis
(Scleroderma)

• Chronic inflammatory disease causing fibrosis of skin, joints and internal organs
• Orphan disease (50,000 patients in USA)
• 80% of patients are women mostly in their 40’s and 50’s
• Common cause of death: lung fibrosis (50% mortality in 10 years)
• Early stage of disease responds to steroids/methotrexate but with serious side effects
• No effective and safe long-term therapy available
• Pipelines often target Idiopathic Pulmonary Fibrosis (IPF) in conjunction to SSc

Resunab
Inhibits Key Factors in SSc
• TGF-beta plays key role in SSc progression (same in CF and IPF)
• Elevated TGF-beta levels associated with disease progression
• Strong Resunab efficacy data in animal models
• Resunab reduces TGF-beta and collagen in skin fibroblasts from SSc patients
Concentration of Resunab
(µM)
Concentration of Resunab (µM)
Healthy skin fibroblasts
Scleroderma patients’ skin
fibroblasts

TGF-beta
Collagen

Resunab
Inhibits Skin Thickening
In Mouse SSc Model
Gonzales et.al., Annals of Rheumatic Diseases, April 4,
2012
Control Bleomycin Bleomycin
+
Resunab
Thick skin induced by
Bleomycin
Near normal skin after oral
Resunab
taken once daily
for four weeks
Healthy skin
0
100
200
300
400
500
-

Resunab:
Planned SSc Phase 2 Clinical Trial

Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016
Protocol filed with
FDA
X
Study launches
X
First patient dosed
X
Study duration
X X X X X X
Last patient dosed
X
Study data released
X
• Double blind placebo control randomized study in USA under IND from FDA
• Primary end points: Safety/tolerability + Change in clinical outcomes (CRISS)
• Secondary end points: Metabolipodomic profile + biomarkers of disease activity &
inflammation + quality of life (QOL)
• Patient number: 36 adults with SSc at 8-10 US sites
• Treatment duration: 3 months + 1 month follow-up
• Dose response: 5mg/day, 20mg/day and 20mg/2Xday

Management Team

Yuval Cohen, Ph.D. - Chief Executive Officer
Mark Tepper, Ph.D. - President & Chief Scientific Officer
Sean Moran, C.P.A. M.B.A. - Chief Financial Officer
Barbara White, M.D. - Chief Medical Officer
Scott Constantine, M.S. – Director, Clinical Operations
•
•
•
•
•
•
•
Co-founder and former President of Celsus Therapeutics (CLTX)
Expertise in developing anti-inflammatory drugs including for CF
Former VP USA Research & Operations, EMD Serono; Sr. Investigator, Bristol-Myers Squibb
Key member of project teams which developed the following marketed drugs: Taxol® (Ovarian
Cancer, 2000 peak sales of $1.6B), Orencia® (RA, 2013 sales of $1.4B), Rebif® (MS, 2013 sales of $2.59B), Gonal-F® (Fertility, 2013 sales of $815MM)
Former CFO: InVivo (NVIV), Celsion (CLSN), Transport Pharma, Echo Therapeutics (ECTE) &
Anika Therapeutics (ANIK)
Board-certified Rheumatologist and clinical immunologist.  Previously held positions in industry:
SVP and Head, R&D for Stiefel a GSK company, VP and Head of Inflammation Clinical
Development at UCB and MedImmune/AstraZeneca, and Director, Medical Affairs, Amgen
Expertise in CF and Pulmonary diseases. Former Director, Clinical Research & Operations of
Insmed and Clinical Program Scientist at PTC Therapeutics (PTCT)

Board of Directors
Yuval Cohen, Ph.D.- Chief Executive Officer
Amb. Alan Holmer – Chairman of the Board
Former CEO of PhRMA (1996-2005)
Over two decades of public service in Washington, D.C. including Special Envoy to China (2007-2009)
Former board member Inspire Pharma (sold to Merck for $430m in 2011)
Chairman of the Board of the Metropolitan Washington, D.C. Chapter of the Cystic Fibrosis Foundation
David Hochmann
Managing Partner of Orchestra Medical Ventures
Over 17 years of venture capital and investment banking experience
Former Managing Director of Spencer Trask Ventures, Inc. securing over $420 million in equity capital
Renu Gupta, MD
25 years of development, regulatory and senior management experience in the biopharm industry
Former CMO of Insmed, a specialty CF company and current advisor to the CEO
Former Vice President and Head of US Clinical Research and Development at Novartis (2003-2006)
Avery W. (Chip ) Caitlin
CFO Celldex Therapeutics (CLDX) since 2000
Raised over $415MM financing
20 years experience in industry: Repligen (CFO) and Endogen (CFO)

World Class Scientific Advisors
Sumner Burstein, Ph.D. - UMass Medical School
Professor of Biochemistry and Pharmacology; inventor of Resunab
Michael Knowles, M.D., Ph.D. - UNC Chapel Hill
Professor of Pulmonary and Critical Care Medicine
James Chmiel, M.D. – Case Western Reserve Medical School
Professor Medicine, National PI on largest ever anti-inflammatory CF study
Robert Spiera M.D. – Hospital for Special Surgery NYC
Professor of Medicine, Head of Scleroderma and Vasculitis Center
Daniel Furst, M.D. – UCLA School of Medicine
Director of UCLA Scleroderma Program
Robert Zurier, M.D. - UMass Medical School
Ex-Chair of Rheumatology

Financial Profile
OTCQB: CRBP

Stock Ticker: OTC.QB: CRBP
$55,774,000 Market capitalization as of February 4, 2015
$10,300,000 Raise from successful private placement (Q2 2014) from institutional and retail base
25,941,000 Common shares outstanding as of February 4, 2015
41,500,000 Fully diluted shares outstanding (including warrants and stock options)
$11,400,000 Available from exercise of warrants callable at $2.50 per share
NASDAQ Up-listing  to NASDAQ planned by Q1 2015
2014 2016 2015
22
Oct 2014
Began
trading on
OTCQB
Q1 2015
File IND
with FDA
Q1 2015
Plan to
up-list to
NASDAQ
Q2 2015
Launch
clinical
trials
H2 2016
Data from
clinical
trials

Corbus Poised for Significant Upside
Recent Deals
Date Company Partner Type Drug Indication Stage Up-Front Deal Total
11/14 Galecto BMS
Option to
acquire
TD139 Idiopathic pulmonary fibrosis Phase 1 NA $444M*
8/14 InterMune Roche Acquisition Esbriet Idiopathic pulmonary fibrosis Approved NA $8.3B*
9/2013 Galapagos AbbVie License GLPG1837
Mutations in CF patients,
including F508del and G551D
Pre-clinical $45M* $405M*
7/2011 Amira BMS Acquisition AM152
Idiopathic pulmonary fibrosis
and systemic sclerosis
Phase 1 $325M* $475M*
* Figures from company press releases
Recent Deals in CF and Fibrosis
$100
$1,000
$10,000
$405
$444 $450
$8,300
Galapagos
(License - AbbVie)
Galecto
(M&A - BMS)
Amira
(M&A - BMS)
Intermune
(M&A - Roche)
Pre-Clinical Phase 1 Phase 3

Peer Valuation in Fibrosis Field
* As of February  5, 2015
Company
Indication
Clinical Phase Share Price* Market Cap*
Corbus (CRBP)
Cystic Fibrosis / Systemic
Sclerosis
Phase 2 $2.15 $56m
ProQR(PRQR) Cystic Fibrosis Pre-Clinical $16.47 $384m
Insmed (INSM) Cystic Fibrosis Phase 3 $15.48 $769m
PTC (PTCT) Cystic Fibrosis Phase 3 $49.06 $1.44bn
Intercept (ICPT) Liver Fibrosis Phase 3 $194.77 $4.16bn
Vertex (VRTX) Cystic Fibrosis Approved, $800m in sales $109.01 $26.35bn

Conclusions
•
Lead Product Resunab
is a novel, safe and promisingly potent clinical
stage anti-inflammatory/anti-fibrotic drug which acts to resolve inflammation
• Targets multiple rare chronic inflammatory indications
• Proven safe in two Phase 1 trials
• Promising potency in multiple pre-clinical inflammatory/fibrotic models
• Launch two Phase 2 trials in 2015 (Cystic Fibrosis and Scleroderma)
• Completion of studies in 2016
• Strong patent portfolio until 2033+

26 100 River Ridge Drive Norwood, MA 02062 www.CorbusPharma.com